SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 19, 2004

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

         000-30771                                                   87-0678630
  (Commission File No.)                    (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  Other Events and Required FD Disclosure.

     Perfect Line, Inc. ("Perfect Line"), a wholly owned subsidiary of Interactive Motorsports and Entertainment, Corp. (the "Registrant") on March 18, 2004, entered into an agreement with Michigan based Checker Flag Lightning, LLC to convert seven of its nine corporate owned NASCAR Silicon Motor Speedway racing centers into revenue share Checker Flag Lightning retail merchandise stores featuring Perfect Line's patented race car simulators. The conversions are subject to the expected final approval from the five landlords of the seven sites. Per the terms of the agreement, Perfect Line will shift the burden of occupancy and labor costs for these seven stores to Checker Flag, and will receive guaranteed minimum revenue share income from each site.

     The seven sites that will be converted are: Woodfield Mall, Schaumburg, IL; Riverchase Galleria, Birmingham, AL; Mall of Georgia, Buford, GA; Palisades Mall, West Nyack, NY; Concord Mills, Concord, NC; Katy Mills, Katy, TX; and Opry Mills, Nashville, TN.

     Perfect Line will continue to own the assets within these seven racing centers, and will continue to own and operate the NASCAR Silicon Motor Speedway racing centers at Mall of America, Bloomington, MN and Universal CityWalk, Hollywood, CA. Perfect Line currently has five additional revenue share locations active, and it has two mobile lease agreements with National Tour, Inc. for the six-simulator Nextel Experience and a two-simulator Nextel mini experience.

     Forward Looking Statements Except for historical information contained herein, the statements in this Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Interactive Motorsports and Entertainment Corporation, are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, the outlook of the economy and the effect on future revenues, access to and cost of capital, uncertainty of new product development, competition, and dependencies on updated technology and licenses and leases.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  March 19, 2004

                                    INTERACTIVE MOTORSPORTS AND
                                    ENTERTAINMENT CORP.

                                      By:   /s/ William Donaldson
                                    William Donaldson
                                    Chief Executive Officer